INFORMATION REQUIRED IN PROXY STATEMENT

                                SCHEDULE 14A INFORMATION

                      Proxy Statement Pursuant to Section 14(a) of
                          the Securities Exchange Act of 1934

Filed by the registrant       /x/
Filed by a party other than the registrant  / /
Check the appropriate box:

/ /  Preliminary proxy statement

/x/  Definitive proxy statement

/ /  Definitive additional materials

/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                   OMI CORP.
- ------------------------------------------------------------------------------
                    (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   OMI CORP.
- ------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/x/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or Rule
     14a-6(i)(2).

/ /  $500 per each party per Exchange Act Rule 14a-6(i)(3), or Rule
     14a-6(i)(2).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  [LOGO}

                OMI CORP. o 90 Park Avenue o New York o NY 10016

                                                                April 18, 1995

Dear Stockholder:

     You are cordially invited to attend the 1995 annual meeting of OMI Corp. stockholders to be held at The New York Helmsley Hotel, Knickerbocker Suite, Salon D, third floor, 212 East 42nd Street, New York, New York, on Tuesday, May 23, 1995, at 9:15 in the morning.

     Matters to be considered and acted upon by our stockholders include the election of directors, ratification of the appointment of OMI Corp.'s certified public accountants and proposals to approve the adoption of the 1995 Stock Option Plan for Non-Employee Directors and the 1995 Equity Incentive Plan. These matters and the procedures for voting your shares are discussed in the accompanying Notice of Annual Meeting and Proxy Statement.

     The vote of every stockholder is important regardless of the number of shares owned. Accordingly, your prompt cooperation in signing, dating, and mailing the enclosed proxy will be appreciated.

                                                   Sincerely,


                                                   /s/ JACK GOLDSTEIN
                                                   ----------------------------
                                                   Jack Goldstein
                                                   President and
                                                   Chief Executive Officer

Notice of Annual Meeting of Stockholders of OMI Corp.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of OMI Corp. will be held in the Knickerbocker Suite, Salon D, third floor of The New York Helmsley Hotel, 212 East 42nd Street, New York, New York, on Tuesday, May 23, 1995, at 9:15 a.m. (Eastern Daylight Savings Time), for the following purposes:


     (1) To elect three directors (Class III) for a three-year term, each to hold office until his successor shall be duly elected and qualified;

     (2) To ratify the appointment of Deloitte & Touche LLP as auditors of OMI Corp. and various subsidiaries for the year ending December 31, 1995;

     (3) To consider and vote upon a proposal to approve the adoption by the Board of Directors of the 1995 Stock Option Plan for Non-Employee Directors providing for the grant of options of up to 300,000 shares of the common stock of the Company to Non-Employee Directors, as more fully set forth in the attached Proxy Statement;

     (4) To consider and vote upon a proposal to approve the adoption by the Board of Directors of the 1995 Equity Incentive Plan providing for the grant of options and restricted stock of up to 1,000,000 shares of the common stock of the Company to certain key employees, as more fully set forth in the attached Proxy Statement;

     (5) To consider and act on such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on April 5, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

     A complete list of the stockholders entitled to vote at the meeting will be located at the offices of OMI Corp., 90 Park Avenue, New York, New York, at least 10 days prior to the meeting.

                                            By Order of the Board of Directors


                                            /s/ FREDRIC S. LONDON
                                            ------------------------------
                                            Fredric S. London
                                            Secretary

New York, NY
April 18, 1995

                                   IMPORTANT
                                   ---------

PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED STAMPED, ADDRESSED ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE MEETING YOUR SHARES MAY NEVERTHELESS BE VOTED.

PROXY STATEMENT

     The following statement is submitted to stockholders in connection with the solicitation of proxies for the Annual Meeting of Stockholders of OMI Corp. ("OMI" or the "Company") to be held May 23, 1995. OMI's corporate headquarters is located at 90 Park Avenue, New York, New York 10016, but the Annual Meeting will be held in the Knickerbocker Suite, Salon D, third floor of The New York Helmsley Hotel, 212 East 42nd Street, New York, New York. A proxy for this meeting is enclosed.

     The purposes of the meeting are:

          (1) to elect three directors for a three-year term, each to hold office until his successor shall be duly elected and qualified;

          (2) to ratify the appointment of Deloitte & Touche LLP as auditors of OMI and various subsidiaries for the current year;

          (3) to consider and vote upon a proposal to approve the adoption by the Board of Directors of the 1995 Stock Option Plan for Non-Employee Directors providing for the grant of options of up to 300,000 shares of the common stock of the Company to Non-Employee Directors;

          (4) to consider and vote upon a proposal to approve the adoption by the Board of Directors of the 1995 Equity Incentive Plan providing for the grant of options and restricted stock of up to 1,000,000 shares of the common stock of the Company to certain key employees; and

          (5) to consider and act on such other business as may properly come before the meeting.

     The solicitation of the proxy enclosed with this Proxy Statement is made by and on behalf of the Board of Directors of OMI. The cost of this solicitation will be paid by OMI. Such costs include preparation, printing and mailing of the Notice of Annual Meeting, form of proxy and Proxy Statement, which are enclosed. The solicitation will be conducted principally by mail, although directors, officers and employees of OMI and its subsidiaries (at no additional compensation) may solicit proxies personally or by telephone and telegram. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for proxy material to be sent to their principals and OMI will reimburse such persons for their expenses in so doing. OMI is also retaining D.F. King & Co., Inc. to solicit proxies and will pay D.F. King & Co., Inc. a fee of $6,500.

     The shares represented by all valid proxies in the enclosed form will be voted if received in time for the meeting and voted in accordance with the specifications, if any, made on the proxy. If no specification is made, the proxies will be voted FOR the management slate of directors, FOR the ratification of the appointment of Deloitte & Touche LLP as auditors, FOR the adoption of the 1995 Stock Option Plan for Non-Employee Directors and FOR the adoption of the 1995 Equity Incentive Plan. A proxy is revocable at any time prior to being voted by giving written notice to the Secretary of OMI or by attending the meeting and voting in person.

VOTING SECURITIES

     As of April 5, 1995, the record date for the meeting, OMI had outstanding 30,670,520 shares of common stock, par value $.50 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote per share on all matters to come before the meeting, including the election of directors. The election for each nominee for director requires the affirmative vote of the holders of a majority of the shares of Common Stock cast in the election of directors. Broker non-votes will not be treated as votes cast with respect to any matter presented at the Annual Meeting and abstentions will be treated as negative votes on all matters other than election of directors.

Security Ownership of Certain Beneficial Owners and Management

     (a) The following table sets forth, as of March 31, 1995, certain information with respect to (i) each person known to OMI to be the beneficial owner of more than five percent (5%) of OMI's Common Stock, which is the only class of outstanding voting securities, (ii) each director, (iii) each of certain executive officers and (iv) all directors and all executive officers as a group:



    Name and Address                      Amount and Nature of        Percent
   of Beneficial Owner                  Beneficial Ownership (1)     of Class
   -------------------                  ------------------------      --------

Franklin Group of Funds ...............      3,565,100                 11.62%
777 Mariners Island Blvd.
P.O. Box 777
San Mateo, CA 94403-7777

Norwest Corporation ....................     2,810,400                  9.16%
Norwest Center
Sixth and Marquette
Minneapolis, Minnesota 55479-1026

Chemical Bank Trust Company ...........      2,333,759                  7.61%
as trustee for the OMI Corp.
Employee Stock Ownership Plan
450 West 33rd Street
New York, NY 10001

Lindner Fund, Inc. ....................      2,239,100                  7.30%
7711 Carondelet Ave, Suite 700
P.O. Box 16900
(Clayton) St Louis, MO 63105

Wellington Management Co. .............      2,184,700                  7.12%
75 State Street
Boston, Massachusetts 02109

Prudential Insurance Company ..........      2,024,939                  6.60%
of America
751 Broad Street
Newark, NJ 07102-3777

Jack Goldstein ........................        476,100(2)               1.55%

Chaim Barash ..........................        173,405                    *

Vincent J. de Sostoa ..................        128,945(3)                 *

         Name of                        Amount and Nature of          Percent
    Beneficial Owner                  Beneficial Ownership (1)       of Class
    ----------------                  ------------------------       --------
Fredric S. London ....................        141,554                   *
Craig H. Stevenson, Jr. ..............         48,098                   *
George W. Vlandis ....................        149,009                   *
Livio Borghese .......................        103,500                   *
Constantine G. Caras .................          5,000(4)                *
Steven D. Jellinek ...................          1,000(5)                *
Michael Klebanoff ....................        268,044                   *
Emanuel L. Rouvelas ..................         18,000(6)                *
Franklin W. L. Tsao ..................            100                   *
All directors and executive
  officers as a group
  (20 persons). ......................      1,888,734                 6.16%

- ---------------
*    Represents holdings of less than one percent.

(1) Includes all shares with respect to which each person, executive officer or director directly, through any contract, arrangement, understanding, relationship or otherwise, has or shares the power to vote or to direct voting of such shares or to dispose or to direct the disposition of such shares. With respect to executive officers, includes shares that may be purchased under currently exercisable stock options granted pursuant to the OMI Incentive Stock Option Plan, OMI Non-Qualified Stock Option Plan, the OMI 1990 Equity Incentive Plan and board resolution. Includes restricted stock granted under the OMI 1990 Equity Incentive Plan and board resolution and shares that have been allocated under the OMI Employee Stock Ownership Plan.

(2)  Includes 11,100 shares owned jointly with Mr. Goldstein's spouse.

(3)  Includes 5,200 shares owned jointly with Mr. de Sostoa's spouse.

(4)  Jointly owned with Mr. Caras' spouse.

(5)  Jointly owned with Mr. Jellinek's spouse.

(6)  Jointly owned with Mr. Rouvelas' spouse.

ELECTION OF DIRECTORS

     Pursuant to OMI's Restated Certificate of Incorporation, as amended, and By-Laws, the Board of Directors of OMI is divided into three classes as set forth in the following table. Each Class consists of three directors. The directors in each class hold office for staggered terms of three years. The two Class III directors, Messrs. Jack Goldstein and Steven D. Jellinek, whose present terms expire in 1995, are being proposed for reelection for new three year terms (expiring in 1998) at this Annual Meeting. Chaim Barash whose term expired in 1995, resigned as director effective January 1, 1995 and as an officer of the Company on November 18, 1994. Craig H. Stevenson, Jr., Executive Vice President and Chief Operating Officer of the Company is being proposed for election to fill the current vacancy.

     All nominees in Class III are willing to serve as directors, but if any nominee becomes unable to serve prior to the Annual Meeting, the persons named as Proxies have discretionary authority to vote for a substitute nominee named by Management, or Management may reduce the number of directors to be determined and elected.

     The Board of Directors recommends a vote in favor of the election of the nominees for directors.

     The following table sets forth certain information regarding the members of and nominees for the Board of Directors:


                                       Class and
                                        Year in                                                          First
    Name and Other                    Which Term                      Principal                        Became a
      Information             Age     Will Expire                    Occupation                        Director
    -------------             ---    ------------                    ----------                        --------

                                  NOMINEES FOR ELECTION AT THE 1995 ANNUAL MEETING

Craig H. Stevenson, Jr. ...   41       Class III    Executive Vice President and Chief Operating        --
                                                     Officer

Jack Goldstein ............   56       Class III    President and Chief Executive Officer of           06/11/86
                                       1995          OMI Corp.

Steven D. Jellinek ........   55       Class III    Chairman of the Board,                             09/17/91
                                       1995          Jellinek, Schwartz & Connolly, Inc.

                                           DIRECTORS WHOSE TERMS CONTINUE

Livio Borghese ............   56       Class I      Chairman, Curtis Industries, Inc.                  01/24/89
                                       1996

Emanuel L. Rouvelas .......   50       Class I      Partner, Preston Gates Ellis & Rouvelas            01/24/89
                                       1996          Meeds, Washington, DC

George W. Vlandis .........   66       Class I      Consultant                                         05/15/89
                                       1996

Constantine G. Caras ......   56       Class II     Executive Vice President and Chief                 11/16/83
                                       1997          Administrative Officer
                                                     of Ogden Corporation

Michael Klebanoff .........   74       Class II     Chairman of the Board of                           01/29/69*
                                       1997          OMI Corp.

Franklin W. L. Tsao .......   61       Class II     Private Investor, Owner of Shipcentral,            01/04/89
                                       1997          Limited and A. L. Burbank & Company, Ltd.

- -------------

* Mr. Klebanoff was a director of OMI during the time that OMI was a wholly-owned subsidiary of Ogden Corporation and before the distribution of OMI stock to the Ogden Corporation common stockholders.

                                       4

           ADDITIONAL INFORMATION RELATING TO THE BOARD OF DIRECTORS

     During 1994, there were six Board of Directors' meetings of OMI. Messrs. Goldstein and Jellinek, incumbent directors being nominated for reelection, attended all of the 1994 meetings of the Board. All other directors attended at least 75% of the meetings of the Board.

     The Audit Committee, comprising Messrs. Caras and Jellinek, recommends to the Board the auditors to be appointed by the Company, reviews the results of each year's audit, evaluates any recommendations the auditors may propose with respect to the Company's internal controls and procedures and oversees the responses made to any such recommendations. The Compensation Committee, comprising Messrs. Borghese, Tsao and Rouvelas, reviews and determines the compensation of the Company's executives. In 1994, the Audit Committee met twice for the purpose of reviewing audit procedures and inquiring into financial, legal, and other matters, and the Compensation Committee met three times for the purpose of reviewing overall compensation and employee benefit practices and programs. The Company does not have a nominating or similar committee.

     Craig H. Stevenson, Jr. was elected Executive Vice President and Chief Operating Officer in November 1994. He was elected Senior Vice President/Chartering of the Company in August 1993. For five years prior thereto he was President of Ocean Specialty Tankers Corp., a marketing manager for several of the Company's chemical tankers. Mr. Goldstein was appointed President and Chief Executive Officer of OMI in April 1986. Prior thereto, Mr. Goldstein was Vice President of Overseas Shipholding Group, Inc. Since 1984, Mr. Jellinek has been Chairman of Jellinek, Schwartz & Connolly, Inc., a firm specializing in legislative and regulatory policy, strategic analysis and research management in the areas of environment, energy and health.

     Mr. Caras was a Vice President of Ogden Corporation until June 1986, at which time he was appointed Executive Vice President and Chief Administrative Officer of Ogden Allied Services Corporation. In July 1990, Mr. Caras was appointed Executive Vice President of Ogden Corporation. Mr. Klebanoff, who was President of the Company from 1969 to 1983, has been the Chairman of the Board of OMI since 1983. From 1973 until 1994, Mr. Tsao served as President of Shipcentral, Limited, a shipbrokering and real estate investment firm, and since 1978 as President of A. L. Burbank & Company, Ltd., shipbrokers. In 1994, he resigned as President but continues to own such entities.

     Mr. Borghese is presently Chairman of Curtis Industries, Inc. From October 1988 to December 1989, Mr. Borghese served as Chairman, International Investment Banking of Prudential-Bache Capital Funding and from 1990 to 1992 Mr. Borghese was Chairman of Borghese Triguboff Investment Corporation. For more than five years prior thereto, Mr. Borghese was a Senior Managing Director and member of the Executive Committee of Bear Stearns & Co., Inc. Mr. Rouvelas has been a Partner in the law firm of Preston Gates Ellis & Rouvelas Meeds since 1974. Mr. Vlandis was appointed Assistant Vice President of OMI in 1984 and Vice President, Chartering in 1985. In 1986, Mr. Vlandis was appointed Senior Vice President/Chartering, which position he maintained until his retirement in February, 1994. Mr. Vlandis currently provides consulting services to OMI pursuant to an agreement with the Company.

     Mr. Borghese is a director of United Kingdom Fund, Inc., Curtis Industries, Inc., Noel Group, Inc. and Revco D. S., Inc. Mr. Caras is a director of International Terminal Operating Co., Inc. and Ogden Corporation. Mr. Goldstein is a director of IMC (Holdings) Ltd., a joint venture partner of the Company. Mr. Jellinek is a director of Lineguard, Inc. Mr. Tsao is a director of Mosaic Alliance Corporation and Geraldton Navigation Company Incorporated, affiliates of the Company.

     Mr. Tsao and Mr. Vlandis have notified the Company that they intend to resign as directors during 1995. Following such resignations the Board of Directors will fill the vacancies, in accordance with the provisions of the By-laws. The Company is currently in the process of identifying successors to Messrs. Tsao and Vlandis, who are expected to be persons not previously employed by the Company.

                           COMPENSATION OF DIRECTORS

     Directors who are also officers or employees of the Company do not receive any fees or remuneration for services as members of the Board of Directors or of any Committee thereof. Each outside director in 1994 was compensated $20,000 annually and $750 per board and committee meeting.

     Mr. Vlandis has served as a consultant to the Company since his retirement in February 1994. The term of his agreement with the Company will expire on February 28, 1996. Payments under his agreement have been fully made as of the date hereof.

Executive Compensation

     The Summary Compensation Table shows the compensation for the past three years of each of the Company's six most highly compensated executive officers including the Chief Executive Officer (the "named executive officers").

                           SUMMARY COMPENSATION TABLE


                                                                   Long Term Compensation
                                        Annual Compensation                Awards
                              ----------------------------------   -----------------------
                                                         Other     Restricted
                                                        Annual        Stock                    All Other
     Name and                                        Compensation    Awards     Options/     Compensation
Principal Position      Year  Salary ($)  Bonus ($)       ($)        ($)(1)    SARs(#)(2)        ($)(3)
- ------------------      ----  ----------  ---------    ---------    --------   ----------     ---------
Jack Goldstein .......  1994    $380,000    $     0    $     0        $     0   $     0        $30,000
                        1993     333,144     40,000          0              0         0         30,000
                        1992     327,600          0          0              0         0         30,000

Chaim Barash .........  1994     273,000          0          0              0         0         29,442
                        1993     229,418     32,000          0              0     7,000         30,522
                        1992     225,600          0          0              0         0         30,522

Craig H.
 Stevenson, Jr. ......  1994     225,000          0          0         99,375    40,000         27,306
                        1993      69,423     10,000          0              0         0         88,109
                        1992           0          0          0              0         0              0

Vincent J. de Sostoa .  1994     225,000          0          0              0         0         26,824
                        1993     191,283     25,000          0              0     7,000         30,522
                        1992     188,100          0          0              0         0         30,522

Fredric S. London ....  1994     218,000          0                         0         0         27,242
                        1993     187,724     25,000          0              0     7,000         30,522
                        1992     184,600          0          0              0         0         30,522

George W. Vlandis ....  1994     143,384          0          0              0         0         23,089
                        1993     195,859     15,000          0              0     7,000         32,106
                        1992     192,600          0          0              0         0         32,106
- -----------------

(1) The number and value of restricted stock holdings of each of the named executive officers on December 31, 1994 was 200,000 and $1,325,000 (Mr. Goldstein); 15,000 and $99,375 (Messrs. Barash, Stevenson and Vlandis); and 12,000 and $79,500 (Messrs. de Sostoa and London). The value of the restricted stock is determined by multiplying the total shares awarded by the closing price on the New York Stock Exchange on December 31, 1994 ($6.625). To the extent dividends are declared on OMI Common Stock, dividends will be paid to these restricted stock holdings.

(2) Options granted under the 1990 Equity Incentive Plan for the named executive officers, with the exception of Mr. Stevenson who was granted options in 1994 pursuant to a stock option and restricted stock award agreement between Mr. Stevenson and the Company as an inducement to enter into employment.

(3) The amount for 1994 includes purchase value of shares allocated to accounts of named executive officers under the Company's Employee Stock Ownership Plan at a value of $14,800 (Mr. Goldstein); $18,000 (Messrs. Stevenson, Barash, de Sostoa and London); $17,002 (Mr. Vlandis), amounts deferred or contributed under the OMI Corp. Savings Plan at a value of $15,200 (Mr. Goldstein); $10,920 (Mr. Barash); $9,000 (Mr. Stevenson); $7,960 (Mr. de Sostoa); $8,720 (Mr. London); $5,735 (Mr. Vlandis), and amounts reflecting the cost of group-term life insurance coverage over $50,000 of the named executive officers, with the exception of Mr. Goldstein, for a combined value of $163,903 for each of the named executive officers.

     The amount for Mr. Stevenson in 1993 includes $73,667 in relocation expenses paid to or on behalf of Mr. Stevenson, as well as purchase value of shares allocated to Mr. Stevenson's account under the Company's Employee Stock Ownership Plan at a value of $11,913, amounts deferred or contributed under the OMI Corp. Savings Plan at a value of $2,446 and the cost of group-term life insurance coverage over $50,000 for a combined value of $88,109.

                                       7

Employment Contracts

     The Company has employment agreements with Messrs. Goldstein, Stevenson, de Sostoa and London which provide for an annual base salary and a performance incentive bonus. Each of these agreements also provide that if the employee (i) is terminated without cause, (ii) voluntarily terminates his employment within 90 days of a relocation or reduction in compensation or responsibilities, or
(iii) is disabled, such employee will continue to receive base salary and other benefits until December 31, 1996 or twelve months from the date of termination, whichever is later. In addition, if any such employee is terminated without cause (other than for reasons of disability) within 2 years of a Change of Control (as defined in OMI's Separation Allowance Program), OMI will pay such employee an amount equal to 3 times the sum of his then current base salary and his maximum incentive bonus.

Option Grants in 1994.

     The following table shows information concerning stock options granted to the named executive officer during calendar year 1994, pursuant to a Stock Option and Restricted Stock Award Agreement dated February 23, 1994. OMI did not grant any stock options to executive officers under the OMI 1990 Equity Incentive Plan, OMI Incentive Stock Option Plan and the OMI Non-Qualified Stock Option Plan. OMI did not grant any Stock Appreciation Rights in fiscal year 1994.

                       Option Grants in Last Fiscal Year


                                                                                               Grant Date
                                                            Individual Grants                   Value(2)
                                         ----------------------------------------------------  -----------
                                                       % of Total
                                                         Options                                  Grant
                                          Number of    Granted to     Exercise or                 Date
                                           Options      Employees     Base Price   Expiration    Present
       Name                              Granted (1) in Fiscal Year   (per Share)     Date      Value ($)
       ----                              ----------- --------------   -----------  ----------   ---------
Craig H. Stevenson, Jr. ..............      40,000          100%         $6.25       2-23-04     $106,640

- ----------------

(1) Options for the named executive officer were granted on February 23, 1994. 33 1/3% of the options became exercisable on August 23, 1994 and the remaining options will become exercisable at one-third increments on August 23, 1995 and August 23, 1996. The exercise price of the options was the fair market value of the Company's Common Stock on the date of grant.

(2) The alternative grant value was calculated using the Black-Scholes pricing model with an assumed volatility of .33, a risk free rate of 6.48%, zero dividend rate, and a ten year exercise term.

                                       8

Aggregate Option Exercises in 1994 and Year-End Options Values

     The following table shows the exercise of stock options or tandem SARs during fiscal year 1994 by each of the named executive officers and the fiscal year-end value of unexercised options and SARs.

              Aggregated Option/SAR Exercises in Last Fiscal Year
                     and Fiscal Year-End Option/SAR Values

                                                       Number of Unexercised      Value of Unexercised
                             Shares/SARs              Options/SARs at Fiscal    In-the-Money Options/SARs
                              Acquired     Value         Year End (#)(1)         at Fiscal Year End ($)(2)
                             on Exercise Realized   -------------------------   --------------------------
Name                             (#)        ($)     Exercisable Unexercisable   Exercisable  Unexercisable
- ----                         ----------- --------   ----------- -------------   -----------  -------------
Jack Goldstein .............        0         0       142,333            0       $219,770            0
Craig H. Stevenson, Jr. ....        0         0        13,333       26,667          5,000       10,000
Chaim Barash ...............    3,500     9,406        89,565            0        127,148            0
George W. Vlandis ..........        0         0        72,182        4,667         97,895        9,917
Vincent J. de Sostoa .......        0         0        67,333        4,667         64,958        9,917
Fredric S. London ..........        0         0        67,333        4,667         64,958        9,917

- -------------

(1) Under the Company's stock option plans, options vest over a period of three to five years, are granted at an exercise price of 100% of fair market value and are exercisable over a period of not more than ten years from the date of grant.

(2) Based on the closing price on the New York Stock Exchange on December 31, 1994 ($6.625).

                                       9

Report on Senior Executive Compensation
by the Board of Directors' Compensation Committee

     OMI's senior executive compensation program is designed to ensure that OMI can attract and retain executives who will contribute to OMI's success by their ability, ingenuity and industry, and to enable these executives to participate in the long-term success and growth of OMI by giving them a proprietary interest in OMI. OMI's senior executive compensation program recognizes and encourages individual skills, commitment to corporate goals, and contributions to Company and shareholder interests.

Compensation Philosophy

     OMI's senior executive program, which governs compensation paid to senior executive officers (OMI's Chief Executive Officer and next three highest paid executive officers whose cash compensation exceeded $100,000 for the fiscal year ended December 31, 1994) as well as other senior executives, is designed to:

     o encourage senior executives to identify with the goals and objectives of the Company and to reward the achievement of those goals and objectives;

     o acknowledge individual contributions of executives in achieving corporate goals;

     o encourage executives to be creative and aggressive, within the bounds of sound reason, in working toward Company and shareholder objectives;

     o sufficiently relate compensation to performance to encourage highly focused attention to corporate goals, while at the same time incorporating recognition of the cyclical nature of the shipping industry;

     o provide an appropriate mix of short and long-term compensation to reward both current performance and future commitment to OMI; and

     o establish a working environment that encourages talent, rewards good judgment, and maintains a quality working environment.

     In the highly cyclical bulk shipping market, the knowledge and judgment of a company's senior executives are particularly critical to the success of the enterprise. A lost opportunity may not be presented again for many years. Therefore, the OMI's senior executive compensation program takes into account not only the normal financial considerations, but also, through discussions with the Company's senior executives and through presentations at Board of Directors' meetings, an assessment of how well the executive has judged the problems and opportunities presented to OMI in the course of market changes.

     OMI's senior executive compensation program, which is based on an assessment undertaken by an independent compensation consultant, includes base salary, bonus, stock options and grants of restricted stock. Total compensation considerations include factors such as earnings per share, strategic decisions that will position the Company for future long-term success, continued efforts to improve the efficiency, quality and safety of shipping operations and efforts to develop and improve the business of the Company. No specific weights are assigned to any factors. The Compensation Committee makes a subjective judgment based on consideration of all factors.

Annual Compensation

     Base salaries of OMI's Chief Executive Officer and other named executive officers are listed in the Executive Compensation Table on page 7. Base salaries are reviewed annually. Upward adjustments to base salaries are determined by an assessment of the base salaries included in employment contracts for the Chief Executive Officer and the named executive officers, recent issues and difficulties addressed by the Chief Executive Officer and the named executive officers, efforts expended to carry out job responsibilities, general pay practices of similar companies with similar job categories and internal equity considerations. Base salaries increased in 1991 and 1992 in part as a result of an independent compensation consultant's conclusion in 1989 that OMI's salary structure was below or significantly below the competitive market. OMI tries to maintain a competitive salary structure in comparison to the median salaries paid in the shipping industry in order to attract and retain the highly qualified individuals necessary to ensure OMI prospers and rewards shareholder confidence. While now being within this competitive range, OMI's salary for its Chief Executive Officer is still at the low end of this range and considered moderate for the shipping industry. For comparison purposes, the Compensation Committee considered the salaries paid to reasonably comparable transportation companies included in the Dow Jones Transportation Average Index and the Dow Jones Marine Transportation Index.

     OMI's Chief Executive Officer and senior executive officers are also qualified for annual bonuses. Bonuses, along with increases in base salaries, provide the short-term incentive portion of executive compensation at OMI. The Board of Directors recently approved a bonus plan which provides bonuses based exclusively on the Company's cash flow and stock price and upon the performance of the individual executive. In 1992, no bonuses were paid, reflecting, in large part, the cyclical nature of the shipping market and its resulting impact on OMI. In 1993, bonuses were a modest portion of the compensation of OMI's Chief Executive Officer and other executive officers. In 1993, OMI reported a net loss of $.29 per share, compared to a net loss of $.36 per share in 1992. 1993 was a difficult year for bulk shipping companies, including OMI. Despite weak financial results, however, OMI's Chief Executive Officer and named executive officers were able to market successfully $170 million of 10-year unsecured notes at an interest rate of 10.25%. With the proceeds of this sale, OMI restructured its outstanding debt and undertook new capital investment in foreign-flag assets, which put it in its best financial position in its history as a public company. The Compensation Committee carefully considered this factor in its decision to grant modest bonuses in 1993. In 1994, no bonuses were paid due to the continuing losses of the Company. No raises were given in 1994 to the named executive officers except for Mr. Stevenson who assumed additional duties upon being named Executive Vice President and Chief Operating Officer.

Long-Term Compensation Awards

     OMI's compensation program also includes long-term compensation awards for OMI's Chief Executive Officer and senior executive officers. Long-term compensation awards granted from 1992 through 1994 are listed on page 7. Stock options can be granted to the Chief Executive Officer and named executive officers as part of OMI's effort to encourage and reward effective leadership and significant contributions to OMI's long-term growth and development. The long-term incentive portion of the senior executive compensation plan also creates further identity of interest between senior executives and shareholders. Stock options are considered annually for the Chief Executive Officer and named executive officers, based on financial, operational, and personal performance considerations, including, with respect to both individual awards and the total number awarded, the Company's cash position. No stock options were granted to the Chief Executive Officer nor the named executive officers in 1994, except for Mr. Stevenson. If the 1995 Incentive Equity Plan is approved, no further awards would be made under the 1990 Equity Incentive Plan (see the description of Proposals). In currently existing stock option plans stock options vest over a three-year period (and in some instances, a five-year period) beginning one year after the date of the grant. These options encourage long-term commitment to OMI by its Chief Executive Officer and named executive officers. Pursuant to OMI's 1990 Equity Incentive Plan, the option price per share purchasable under a stock option is not permitted to be less than fair market value of the stock on the date of the grant of the option. Only an increase in the value of the stock will result in additional compensation, linking this portion of the compensation directly to the long-term success of the Company and the long-term interests of the shareholders.

     The long-term incentive portion of OMI's senior executive compensation plan also includes annual consideration of the grant of restricted stock to senior executives. The grant of restricted stock provides an additional long-term incentive for the Chief Executive Officer and senior executive officers who provide outstanding leadership for the Company. Restricted stock grants can be given in combination with other stock options or alone and are based on individual and Company performance. OMI's grants of restricted stock vest over a period of three years (except for restricted stock granted to the Chief Executive Officer which vests over a ten-year period), providing an incentive for the officers to make a long-term personal investment in the growth and development of OMI. No grants of restricted stock were given to the Chief Executive Officer and named executive officers in 1994, except for Mr. Stevenson.

Policy with respect to Section 162(m)

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the tax deduction that a company can take with respect to the compensation of certain of its executive officers to the extent that such compensation of certain of its executive officers to the extent that such compensation exceeds $1 million in a taxable year, unless the compensation qualifies for any of several exemptions provided in the statute, including an exemption for "performance based" compensation. The Company does not expect that the total deductible compensation for any of the Company's executive officers will exceed the amount of $1 million in any year in the immediate future. Therefore, no action with respect to this limit has been taken by the Company at this time.

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

Compensation Committee

     The OMI Board of Directors' Compensation Committee, which is responsible for the administration of OMI's senior executive compensation program, is composed entirely of independent outside directors. The Compensation Committee reviews all aspects of senior executive compensation and recommends to the Board of Directors annual and long-term components of Chief Executive Officer and named executive officer compensation.

                                                COMPENSATION COMMITTEE

                                                Emanuel L. Rouvelas, Chairman
                                                Livio Borghese
                                                Franklin W. L. Tsao

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee comprises Messrs. Borghese, Rouvelas and Tsao, all of whom are directors of the Company and none of whom are or were officers of the Company or any of its subsidiaries. Mr. Rouvelas is a partner in the law firm of Preston Gates Ellis & Rouvelas Meeds which is a partner in Preston Gates & Ellis which rendered legal services to the Company during 1994 and is expected to continue to do so. The Company and companies controlled by members of Mr. Tsao's family formed Mosaic Alliance Corporation and Geraldton Navigation Company Incorporated which are each 49.9% owned by the Company and which are the owners and operators of liquid and dry bulk vessels. Mr. Tsao is Chairman of the Board of Mosaic and a director of Geraldton Navigation. The Company also owns 25% of Gainwell Investment Limited, an investment company which is 75% owned by companies controlled by members of Mr. Tsao's family. Mr. Tsao is also owner of
A. L. Burbank & Co., Ltd. and Shipcentral, Limited, international shipbrokers which on occasion represent the Company.

Comparative Performance Graph

     Set forth below is a graph comparing the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the Dow Jones Equity Market Index and the Dow Jones Marine Transportation Index for the five-year period ended December 31, 1994.

               COMPARISION OF FIVE YEAR CUMULATIVE TOTAL RETURNS
               Among OMI Corp., Dow Jones Equity Market Index and
                     Dow Jones Marine Transportation Index
                         Fiscal Year Ending December 31

                  GRAPHICAL REPRESENTATION OF DATA TABLE BELOW

                              1989   1990    1991   1992    1993    1994
                              ----   ----    ----   ----    ----    ----
OMI Corp. ...................  100     80     110    105     130     121
Dow Jones Equity Index ......  100    125     165    179     190     184
Dow Jones Marine
  Transportation Index ......  100     78     107     60      90      8


- -------------------

The total return on the Company's Common Stock and each index assumes the value of each investment was $100 on December 31, 1989, and that all dividends were reinvested.

Employee Benefit Plans

     OMI established the OMI Corp. Savings Plan (the "Savings Plan"), effective July 1, 1993. The Savings Plan covers all employees of the Company, other than leased employees, non-resident aliens or those employees covered by a negotiated collective bargaining agreement. The Savings Plan is subject to IRS approval as a qualified and tax exempt plan and trust so that contributions may be deducted by the Company for federal income tax purposes. This Savings Plan operates pursuant to Section 401(k) of the Internal Revenue Code under which eligible employees are permitted to make before tax salary deferrals to individual participant accounts. The Savings Plan currently allows participants to defer receipt of up to 2% of compensation (including bonus and excluding non-cash compensation or contributions to other benefit plans maintained by the Company, if any) with the Company matching 100% of employee elective deferrals. Although discretionary Company profit sharing contributions are allowed under the Savings Plan there were no such contributions made during the year. Participant accounts, other than elective deferrals and earnings on deferred amounts, vest at a graduated rate of 20% per year of service to the Company. Matching contributions of $7,600, $4,500, $5,460, $2,868, $3,980 and $4,360 were made for Messrs. Goldstein, Stevenson, Barash, Vlandis, de Sostoa and London during 1994.

Proposals to be Acted on

     In addition to the election of the three new directors, the following matters will be acted on:

1. Approval of the 1995 Stock Option Plan for Non-Employee Directors

     The Board of Directors has adopted, subject to approval by the stockholders, the OMI Corp. 1995 Stock Option Plan for Non-Employee Directors (the "Directors' Plan"). The Directors' Plan is designed to aid the Company in securing for the Company and its stockholders the benefits of having experienced and highly qualified non-employee directors and to provide to such directors the benefits of the incentive inherent in common stock ownership. The Board of Directors recommends that the stockholders approve the Directors' Plan. The Directors' Plan will have been approved if a majority of the shares present, or represented, and entitled to vote at the meeting are voted in favor of it.

     The principal features of the Directors' Plan are summarized below, but this summary is qualified in its entirety by reference to the terms of the Directors' Plan, which is attached hereto as Exhibit A.

  Summary of Directors' Plan

     Subject to approval at this annual meeting, grants of stock options were made, as of April 13, 1995, the date that the Directors' Plan was authorized and adopted by the Board of Directors, to each person then serving as a director, and grants of stock options will automatically be made to each individual who is first elected to the Board of Directors at a meeting of stockholders held at any time subsequent to such date, provided the individual (i) is not and has not been an employee of the Company or any of its subsidiaries or affiliates and
(ii) is not otherwise eligible to participate in any plan of the Company or any of its subsidiaries or affiliates which would entitle such director to acquire securities or derivative securities of the Company. Grants of stock options will also automatically be made to each director who is at any time subsequent to April 13, 1995, appointed by the Board of Directors for the first time to fill a vacancy on the Board, subject to the same eligibility requirements stated above.

     Subject to the maximum number of shares which are subject to the Plan and the conditions stated above, options were granted to each then eligible director on the date on which the Directors' Plan was authorized and adopted by the Board of Directors and options will be granted on the date of each annual meeting of stockholders held thereafter to each director who is first elected at each such meeting, or on the date any director is first appointed to the Board of Directors to fill a vacancy on the Board, until the annual meeting of stockholders held in the year 2006.

     Each option will permit the non-employee director, for a period of up to ten years from the date of grant (unless the period is shortened as indicated below), to purchase from the Company 30,000 shares of the Company's Common Stock (subject to adjustment as provided in the Directors' Plan) at the option exercise price. The initial option exercise price is the higher of the fair market value of such shares on the date the option is granted or the average of such fair market values for the ten days ending on such date of grant. The option exercise price with respect to shares which first become exercisable on the second and third anniversary dates of the date of grant, as discussed in the next paragraph, will increase by 15% over the option exercise price applicable to shares which first became exercisable in the year immediately preceding each such anniversary date.

     Except as noted below, an option shall not be exercisable prior to the expiration of one year from the date of grant. One-third of the total number of shares covered by the option shall become exercisable on the first anniversary date of the grant and an additional one-third of the total number of shares covered by the option shall become exercisable on each of the two succeeding anniversary dates of the grant date. Except as noted below, an option may be exercised only if the optionee at the time of exercise is, and at all times since the grant of the option, has been a director of the Company. Each option is nonassignable and non-transferable other than by will or the laws of descent and distribution.

     In the event a non-employee director terminates service on the Board of Directors after December 31, 1995, by reason of retirement, each unexpired option held by the optionee will, to the extent otherwise exercisable on such date, remain exercisable until the earlier of ten years from the date of grant or three years following such retirement. The term "retirement" means termination after at least six years of service as a director.

     In the event a non-employee director terminates service on the Board of Directors by reason of death or disability, any then unexpired option that has been outstanding for at least six months will become exercisable in its entirety and those and all other exercisable options will continue to be exercisable until the earlier of ten years from the date of grant or one year after such termination. In the event a non-employee director terminates service on the Board of Directors other than by reason of retirement, death or disability, all unexercised options shall terminate upon such termination.

     In the event of a "change in control" of the Company at any time on or after April 13, 1995, then all of the optionee's outstanding options become immediately exercisable unless a resolution of the Board of Directors specifically directs otherwise. However, the provisions regarding termination of service as a director continue to apply and in no event may an option be exercised prior to the expiration of six months from the date of grant or after ten years from the date of grant. Change in control is generally defined to include (i) a change in control with respect to the Company that would be required to be reported in the Current Report on Form 8-K, as described in the Directors' Plan, (ii) the acquisition by a "person", as defined in the Directors' Plan, of 20% or more of the Company's voting securities or (iii) if individuals constituting the Board of Directors of the Company on April 13, 1995, cease to constitute a majority of the whole Board of Directors of the Company.

     Payment of the option price upon exercise may be made in cash, by the delivery of Common Stock already owned by the non-employee director for at least six months, a combination of cash and shares, or in accordance with a cashless exercise program under which shares of Common Stock may be issued directly to the optionee's broker or dealer upon receipt of the purchase price in cash from the broker or dealer. No optionee shall have any rights to dividends or other rights of a stockholder with respect to his or her shares subject to the option until the optionee has given written notice of exercise and has paid in full for such shares. The optionee shall be required to pay to the Company, such amount as the Company may demand to satisfy any tax withholding obligation. Tax withholding obligations may be met by a withholding of stock otherwise deliverable to the optionee under procedures approved by the Board of Directors.

     An aggregate of 300,000 shares of Common Stock (subject to adjustment as described below and provided in the Directors' Plan) will be subject to the Plan. Shares subject to options which terminate or expire unexercised will become available for future option grants.

     The Directors' Plan will be administered by the Board of Directors who will be authorized to interpret the Directors' Plan. However, the Board will have no authority in respect of the selection of directors to receive options, the number of shares subject to the Directors' Plan, the number of options to be granted, the number of shares in each grant, the option price for shares subject to options, the period during which options may be granted or exercised, or the class of persons eligible to receive options. The Board also may not materially increase the benefits under the Directors' Plan or, without further approval of the stockholders, amend the Plan in any of the foregoing respects provided, however, that the Directors' Plan provisions affecting the amount of Common Stock to be awarded to eligible directors, the timing of those awards or the determination of those eligible to receive such awards may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended (the "Code"), the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. No shareholder approval will be required, however, if the Board of Directors obtains a legal opinion stating that such approval is not required under the Securities Exchange Act of 1934, in order for the options granted under the Plan to continue to be exempt from the operation of Section 16(b) of such Act.

     Adjustments shall be made in the number and class of shares available under the Directors' Plan and the number, class and price of shares subject to outstanding option grants, in each such case to reflect changes in the Company's Common Stock through changes in the Company's corporate structure or capitalization such as through a merger or stock split.

  Certain United States Federal Income Tax Consequences

     The following is a brief description of certain significant United States federal income tax consequences, under existing law, of the Directors' Plan. This discussion applies primarily to non-employee directors who are citizens or resident aliens (as defined in the Code) of the United States whose tax home or abode (as defined in the Code) is in the United States.

     This discussion is based on the Code and applicable regulations thereunder in effect on the date hereof. Any subsequent changes in the Code or such regulations may affect the accuracy of this discussion. In addition, this discussion does not consider any state, local or foreign tax consequences or any circumstances that are unique to a particular Directors' Plan participant that may affect the accuracy or applicability of this discussion.

     The grant of an option under the Directors' Plan will not result in taxable income to the non-employee director or an income tax deduction to the Company. The non-employee director recognizes ordinary income at the time the option is exercised in the amount by which the fair market value of the shares acquired exceeds the option price. The Company is entitled to a corresponding ordinary income tax deduction at that time equal to the amount of such ordinary income that is reported by the non-employee director on his or her federal income tax return. Taxation and commencement of the holding period with respect to such shares (and, therefore, the timing of the Company's deduction) may be postponed if the shares acquired upon exercise are subject to the types of restrictions described in Section 83 of the Code. Section 83 of the Code provides that so long as the sale of the stock at a profit could subject a person (an "insider") to suit under Section 16(b) of the Exchange Act (generally six months after the exercise date), the shares will be deemed to be subject to such a restriction. However, a non-employee director/insider receiving stock so restricted may elect, pursuant to Code Section 83(b), to be taxed on the exercise date by filing an appropriate form with the Internal Revenue Service within 30 days of his or her exercise date.

     At the close of business on April 5, 1995, the market value of the total number of shares included in the Directors' Plan was $1,800,000.

The Board of Directors recommends that you vote FOR the proposal.

2. Approval of the 1995 Equity Incentive Plan

     The Board of Directors has adopted, subject to approval by the stockholders, the OMI Corp. 1995 Incentive Equity Plan (the "Incentive Plan") for key employees, including officers, of the Company and its subsidiaries to replace the 1990 Equity Incentive Plan currently in effect (the "Current Plan"). The Incentive Plan is more flexible than the Current Plan, containing provisions which the Company believes are similar to those presently adopted by other large corporations. The Incentive Plan is designed to provide for the grant of options that qualify as "incentive stock options" under the Internal Revenue Code of 1986, as amended (the "Code"), options other than "incentive stock options," tandem stock appreciation rights related to such options as well as provide for the award of restricted stock and bonuses payable in stock. In addition to the replacement of the Current Plan, the purpose of adopting the Incentive Plan is to continue to have available a stock compensation plan that will (i) encourage and enable participating employees of the Company and its subsidiaries to acquire a continuing proprietary interest in the success of the Company and its subsidiaries through stock ownership and (ii) assist the Company and its subsidiaries in attracting and retaining highly qualified and experienced employees.

     The Board of Directors recommends that the stockholders approve the Incentive Plan. The affirmative vote of a majority of the votes cast by the holders of the outstanding shares of the Company's common stock (the "Common Stock") entitled to vote is required for the adoption of the Incentive Plan.

     The principal features of the Incentive Plan are summarized below, but this summary is qualified in its entirety by reference to the terms of the Incentive Plan, which is attached hereto as Exhibit B. Unless the context clearly indicates otherwise, references in this Incentive Plan description to "option" or "options" shall include any tandem stock appreciation right that may be granted in connection with such option or options under the terms of the Incentive Plan.

  Summary of Incentive Plan

     Subject to adjustment as noted below, the total number of shares that may be optioned or awarded under the Incentive Plan is 1,000,000 shares of Common Stock. If the Incentive Plan is approved by stockholders, no further awards will be made under the Current Plan. However, approximately 655,000 shares will continue to be reserved with respect to options granted under the Current Plan. No employee may receive, over the term of the Incentive Plan, awards of restricted stock for more than 150,000 shares of Common Stock or awards in the form of options, whether incentive stock options or options other than incentive stock options, to purchase more than 150,000 shares of Common Stock. Any shares subject to an option under the Incentive Plan which for any reason expires, is relinquished or is terminated unexercised and any restricted stock which is forfeited may again be optioned or awarded under the Incentive Plan; provided, however, that forfeited shares shall not be available for further awards if the employee has realized any benefits of ownership from such shares.

     Key salaried employees, including officers, of the Company and its subsidiaries (but excluding non-employee directors), shall be eligible to participate in the Incentive Plan. The Compensation Committee of the Board of Directors (the "Committee") will administer the Incentive Plan and determine the recipients of options and awards, their terms and conditions within the parameters of the Incentive Plan and the number of shares covered by each option or award. The Committee may adopt rules and regulations to carry out the Incentive Plan and its decision with regard to any question arising under the Plan shall be final and conclusive on all employees of the Company or its subsidiaries participating or eligible to participate in the Plan. The Committee shall consist of not less than three outside non-employee directors of the Company. Such directors are not eligible to participate in the Incentive Plan. Moreover, no director that has been granted an option or awarded restricted stock or bonuses payable in Common Stock under the Incentive Plan within one year prior to appointment may serve on the Committee. No award or option may be granted under the Incentive Plan more than ten years from the date the Incentive Plan is adopted by the Board of Directors of the Company or the date the Incentive Plan receives shareholder approval, whichever is earlier, but awards or options theretofore granted may extend beyond that date. There are currently approximately 950 employees of the Company and its subsidiaries, including all executive officers of the Company (13 in number, including the 2 officers who are also directors) who will be eligible to receive grants and awards under the Incentive Plan if approved by the stockholders.

     The Board of Directors may amend, alter or discontinue the Incentive Plan, but no amendment, alteration or discontinuation may be made which would without the approval of the stockholders (A) increase the total number of shares reserved for the Incentive Plan (unless such increase is a result of certain changes in the capital structure of the Company, as described in the last paragraph before the discussion of "Certain United States Federal Income Tax Consequences" below), (B) decrease the option price of an option to less than 100% of the fair market value of the stock on the date the option was granted (unless such decrease is a result of certain changes in the capital structure of the Company, as described in the last paragraph before the discussion of "Certain United States Federal Income Tax Consequences" below),
(C) change the class of persons eligible to receive an award of restricted stock, options or bonuses payable in Common Stock under the Incentive Plan, or
(D) extend the duration of the Incentive Plan. The Committee may, retroactively or prospectively, amend the terms of any award of restricted stock or option already granted, provided no such amendment will impair the rights of any holder without his or her written consent.

     The option price per share shall be determined by the Committee, but shall not be less than 100% of the fair market value of a share of Common Stock at the time the option is granted. Options granted under the Incentive Plan will expire on a date fixed by the Committee, but not more than ten years from the date of grant. Each option will state whether it is immediately exercisable in full or when and to what extent it shall be exercisable. Unless otherwise provided in an optionee's option award agreement ("Agreement"), no option will be exercisable within six months from the date of grant.

     Payment of the option price upon exercise of an option may be made (i) in cash, (ii) by the delivery of Common Stock already owned by the optionee for at least six months, (iii) a combination of cash and shares, (iv) in accordance with a cashless exercise program under which either (A) if so instructed by the optionee, shares may be issued directly to the optionee's broker or dealer upon receipt of the purchase price in cash from the broker or dealer, or (B) shares may be issued by the Company to an optionee's broker or dealer in consideration of such broker's or dealer's irrevocable commitment to pay to the Company that portion of the proceeds from the sale of such shares that is equal to the exercise price of the option(s) relating to such shares, or (v) in such other manner as permitted by the Committee at the time of grant or thereafter. No optionee shall have any rights to dividends or other rights of a stockholder with respect to his or her shares subject to the option until the optionee has given written notice of exercise and has paid in full for such shares. If any tax withholding obligations arise under applicable law, such withholding obligations may be met by a withholding of stock otherwise deliverable to the optionee under procedures approved by the Committee.

     The Committee may, in its sole discretion, with respect to each option granted under the Incentive Plan, grant tandem stock appreciation rights, that is, the right to exercise such option in whole or in part without payment of the option price. If the Committee grants a tandem stock appreciation right with respect to an option and such option is exercised without payment, the optionee shall be entitled to receive the excess of the fair market value of the stock covered by the option over the option price; provided, however, that to the extent that a stock appreciation right is exercised by certain persons ("Insiders") that are subject to the restrictions imposed by Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the ten-day election period described in Rule 16b-3(e) of the Exchange Act, such fair market value shall be equal to the highest fair market value of the shares of Common Stock during such ten-day election period. The amount received upon exercise of a stock appreciation right is payable in stock or in cash or in a combination of stock and cash at the discretion of the Committee.

     Except as provided by the Committee in an Agreement, an option may be exercised only if at all times during the period beginning with the date of the granting of the option and ending on the date of such exercise, the optionee was an employee of the Company or of a subsidiary of the Company or of another corporation specified under certain provisions of the Code. Each Agreement shall provide whether, and if so, to what extent, an option may be exercised after termination of continuous employment (including the permanent disability of the optionee, as determined by the Committee), but any such exercise shall in no event be later than the termination date of the option. During the optionee's lifetime, the option is exercisable only by the optionee and shall not be transferable except by will or the laws of descent and distribution.

     No incentive stock option will be granted to an employee who owns or would own immediately before the grant of such option, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. This restriction will not apply if, at the time such incentive stock option is granted, the option price is at least 110% of the fair market value of one share of Common Stock on the date of grant and the incentive stock option by its terms is not exercisable after the expiration of five years from the date of grant.

     Awards of restricted stock may be in addition to or in lieu of option grants. During the restriction period (which may be a restriction period that ends after certain period(s) of time and/or upon the attainment of certain performance objectives, as set by the Committee) the recipient of restricted stock is not permitted to sell, transfer, pledge, or assign the shares. If so provided by the Company in a recipient's individual restricted stock award agreement (a "Stock Agreement"), shares of restricted stock shall become free of all restrictions if (i) the recipient dies, (ii) the recipient's employment terminates by reason of permanent disability, as determined by the Committee,
(iii) the recipient retires under specific circumstances set forth in the Stock Agreement, or (iv) there is a "change in control" of the Company (as defined in the Stock Agreement). Unless and to the extent otherwise provided in the Stock Agreement as described in the immediately preceding sentence, shares of restricted stock shall be forfeited and revert to the Company upon the recipient's termination of employment during the restriction period, except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interest of the Company.

     The recipient of restricted stock shall be entitled to vote the shares and receive all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions. If applicable law imposes tax withholding obligations, such obligations shall be paid in cash by the recipient or may be met by the withholding of Common Stock otherwise deliverable to the recipient pursuant to procedures approved by the Committee.

     In lieu of cash bonuses otherwise payable to eligible employees under the Company's or applicable subsidiary's compensation practices, the Committee may determine that such bonuses shall be payable in Common Stock or partly in Common Stock and partly in cash. Any such shares of Common Stock shall be subject to such terms as the Committee may determine in its sole discretion.

The Company shall first withhold from any such cash bonuses an amount of cash sufficient to meet its tax withholding obligations before determining the amount of Common Stock payable in lieu of such cash bonuses.

     In the event of a "change in control" of the Company, as defined by the Committee in an Agreement or Stock Agreement, the Committee may, in its sole discretion, provide that any of the following applicable actions be taken as a result, or in anticipation, of any such event to assure fair and equitable treatment of the employees who hold options or restricted stock: (i) accelerate restriction periods for purposes of vesting in, or realizing gain from, any outstanding option or shares of restricted stock; (ii) offer to purchase any outstanding option or shares of restricted stock from the holder for its equivalent cash value, as determined by the Committee, as of the date of the change in control; or (iii) make adjustments or modifications to outstanding options or with respect to restricted stock as the Committee deems appropriate to maintain and protect the rights and interests of the Participants following such change in control. In no event, however, may (i) any option be exercised prior to the expiration of six months from the date of grant (unless otherwise provided for in the Agreement), or (ii) any option be exercised after ten years from the date it was granted. Any such action approved by the Board of Directors shall be conclusive and binding on the Company, its subsidiaries and all Participants.

     Adjustments shall be made in the number and class of shares available under the Incentive Plan and the number, class and price of shares subject to outstanding option grants and awards of restricted stock, in each such case to reflect changes in the Common Stock through changes in the Company's corporate structure or capitalization such as through a merger or stock split.

  Certain United States Federal Income Tax Consequences

     The following is a brief description of certain significant United States federal income tax consequences, under existing law, of the Incentive Plan. References to the "Company" under this discussion of "Certain United States Federal Income Tax Consequences" shall mean the Company or the subsidiary of the Company that employs the participating employee, as the case may be. In addition, the following discussion applies primarily to participating employees that are citizens or resident aliens (as defined in the Code) of the United States whose tax home or abode (as defined in the Code) is in the United States.

     This discussion is based on the Code and applicable regulations thereunder in effect on the date hereof. Any subsequent changes in the Code or such regulations may affect the accuracy of this discussion. In addition, this discussion does not consider any state, local or foreign tax consequences or any circumstances that are unique to a particular Incentive Plan participant that may affect the accuracy or applicability of this discussion.

  Incentive Stock Options ("ISOs")

     (a) Neither the grant nor the exercise of an ISO will be treated as the receipt of taxable income by the employee or a deductible item by the Company. The amount by which the fair market value of the shares issued upon exercise exceeds the option price will constitute an item of "tax preference" to the employee for purposes of the alternative minimum tax.

     (b) If the employee holds shares acquired by him or her upon the exercise of an ISO for the two-year period from the date of grant of the option and the one-year period beginning on the day after such exercise, then any gain realized by the employee on a later sale or exchange of such shares will be a long-term capital gain and any loss sustained will be a long-term capital loss. The Company will realize no tax deduction with respect to any such sale or exchange of option shares.

     (c) If the employee disposes of any shares acquired upon the exercise of an ISO during the two-year period from the date of grant of the option or the one-year period beginning on the day after such exercise (i.e., a "disqualifying disposition"), the employee will generally be obligated to report as ordinary income for the year in which the disposition occurred the amount by which the fair market value of such shares on the date of exercise of the option (or, as noted in clause (d) below, in the case of certain sales or exchanges of such shares for less than such fair market value, the amount realized upon such sale or exchange) exceeds the option price, and the Company will be entitled to an income tax deduction equal to the amount of such ordinary income reported by the employee on his or her federal income tax return.

     (d) If an ISO holder who has acquired stock upon the exercise of an ISO makes a disqualifying disposition of any such stock, and the disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized by the ISO holder, then the amount includible in the ISO holder's gross income, and the amount deductible by the Company, will not exceed the excess (if any) of the amount realized on the sale or exchange over the tax basis of the stock.

     (e) If an ISO is exercised by the estate of an optionee, the aforementioned two-year and one-year holding period requirements will not apply. Consequently, when the estate disposes of the shares acquired by exercise of the ISO, it will not recognize any ordinary income, but it may recognize long-term or short-term capital gain. The Company will not be entitled to any deduction under such circumstances.

  Non-Qualified Stock Options ("NSSOs")

     In the case of an NSSO, the grant of the option will not result in taxable income to the option holder or an income tax deduction to the Company. The NSSO holder recognizes ordinary income at the time the NSSO is exercised in the amount by which the fair market value of the shares acquired exceeds the option price. The Company is entitled to a corresponding ordinary income tax deduction at that time equal to the amount of such ordinary income that is reported by the NSSO holder on his or her federal income tax return. Taxation and commencement of the holding period with respect to such shares (and, therefore, the timing of the Company's deduction) may be postponed if the shares acquired upon exercise are subject to the types of restrictions described in Section 83 of the Code.
Section 83 of the Code provides that so long as the sale of the stock at a profit could subject a person (an "insider") to suit under Section 16(b) of the Exchange Act (generally six months after the exercise date), the shares will be deemed to be subject to such a restriction. However, an optionee/insider receiving stock so restricted may elect, pursuant to Code Section 83(b), to be taxed on the exercise date by filing an appropriate form with the Internal Revenue Service within 30 days of his or her exercise date.

  Stock Appreciation Rights ("SARs")

     The granting of SARs does not produce taxable income to participating employees or an income tax deduction for the Company. When an employee exercises a SAR, the tax consequences to the employee and to the Company with respect to the cash or shares or both received by such employee will be the same as if such employee had exercised an NSSO having an option price of zero. Any cash received by such employee will be immediately taxable as will the fair market value of any shares of Common Stock which are transferred to such employee. However, shares received by an insider will be subject to the six-month and 30-day rules discussed in the immediately preceding paragraph.

  Bonus Stock

     The grantee will realize ordinary income during his or her taxable year in which the shares of Common Stock are issued pursuant to the award of bonus stock in an amount equal to the fair market value of the shares of Common Stock at the date of issue. However, shares received by an insider will be subject to the six-month and 30-day rules discussed in the last paragraph under "Non-Qualified Stock Options ("NSSOs")" above. The Company is entitled to a corresponding income tax deduction equal to the amount of such income that is reported by the grantee on his or her federal income tax return.

  Restricted Stock

     A participating employee generally will not recognize any income for federal income tax purposes upon the award of any restricted stock which is not vested. Dividends paid with respect to restricted stock prior to the vesting of such stock will be taxable as compensation income to the employee. Generally, an employee will recognize ordinary income upon the vesting of restricted stock in an amount equal to the fair market value of the shares of Common Stock on the date they become vested. However, pursuant to Section 83(b) of the Code, an employee may elect to recognize compensation income upon the award of restricted stock based on the fair market value of the shares of Common Stock subject to such award on the award date as discussed in the last paragraph under "Non-Qualified Stock Options ('NSSOs')" above. If an employee makes such an election, dividends paid with respect to such restricted stock will not be treated as compensation, but rather as dividend income, and the employee will not recognize additional income when the restricted shares vest.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income included by the participant on his or her federal income tax return for the year when the restricted stock vests (or year in which an applicable Code Section 83(b) election is made). The Company will also be entitled to a compensation deduction for the dividends that are paid on restricted stock that has not yet vested (as described in the immediately preceding paragraph) when such dividends are reported by the participant on his or her federal income tax return.

  Limitation on Company Deductions for Certain Compensation

     Under Section 162(m) of the Code, certain compensation payments in excess of $1 million are subject to a limitation on deductibility for the Company. This limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the chief executive officer of the Company or any one of the other four highest paid executive officers who are employed by the Company on the last day of the taxable year. However, certain "performance-based compensation" the material terms of which are disclosed to and approved by stockholders is not subject to this limitation on deductibility. The Company has structured the stock option and SAR rights portions of the Incentive Plan with the intention that compensation resulting therefrom would be qualified performance-based compensation and would be deductible. To qualify, the Company is seeking stockholder approval of the Incentive Plan. Restricted stock awards and bonuses payable in stock do not satisfy the definition of performance-based compensation unless the granting or vesting of the restricted stock or bonus is based upon the attainment of specified performance goals.

  Change in Control

     Under certain circumstances, accelerated vesting or exercise of options or SARs, or the accelerated lapse of restrictions on restricted stock, in connection with a "change in control" of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of
Section 280G of the Code. To the extent it is so considered, the optionee or grantee may be subject to a 20% excise tax and the Company may be denied a tax deduction.

     At the close of business on April 5, 1995, the market value of the total number of shares included in the Incentive Plan is $6,000,000.

The Board of Directors recommends that you vote FOR the proposal.

Approval of Auditors

     The Board of Directors has appointed Deloitte & Touche LLP as auditors of OMI and various subsidiaries for the year 1995. A representative of Deloitte & Touche LLP, who were also the auditors of OMI for 1994, is expected to be present at the meeting with the opportunity to make a statement if she or he desires to do so and to respond to appropriate questions.

     The Board of Directors recommends a vote in favor of ratification of the appointment of Deloitte & Touche LLP as auditors for 1995.

Section 16(a) Reporting

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors and holders of more than 10% of the Company's common stock (collectively, "reporting persons") to file reports of ownership and changes in ownership of the Company's equity securities with the Securities and Exchange Commission and the New York Stock Exchange. Based upon a review of the copies of such reports furnished to the Company and written representations from the reporting persons other than executive officers and directors of the Company that no reports on Form 5 were required to be filed, the Company believes that all reports by such reporting persons were timely filed.

     In 1994 each of the Company's executive officers was allocated shares of the Company's common stock under the Company's Employee Stock Ownership Plan (the "Stock Plan"), which allocations were reportable on Form 5. Such reports were due for filing on February 14, 1995, but were inadvertently not filed until March 1, 1995. The Form 5 reports related to an aggregate of ten transactions involving allocations under the Stock Plan. In addition, Richard Halluska, a Vice President of OMI, sold 400 shares of the Company's common stock on July 29, 1994, which sale should have been reported on Form 4. Due to an inadvertent failure to file such report, such sale was reported on Mr. Halluska's report on Form 5 filed on March 1, 1995.

Other Matters

     OMI has no knowledge of any matters to be presented to the meeting other than those set forth above. The persons named in the accompanying form of proxy will use their own discretion in voting with respect to matters which are not determined or known at the date hereof.

     Copies of OMI's Annual Report on Form 10-K, excluding exhibits, are available to any stockholder, at no charge, by writing to: Corporate Relations Department, OMI Corp., 90 Park Avenue, New York, New York 10016-1302.

Shareholder Proposals

     Any proposals of stockholders to be presented at OMI's next Annual Meeting must be received at OMI's principal executive offices, 90 Park Avenue, New York, New York 10016-1302, Attention: Secretary, not later than December 22, 1995, for inclusion in OMI's proxy statement and form of proxy relating to that Annual Meeting.

     The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1994 has been mailed to Stockholders.

                                            By Order of the Board of Directors


                                            /s/ FREDRIC S. LONDON
                                            ------------------------------
                                            Fredric S. London
                                            Secretary


New York, NY
April 18, 1995

                                                                       EXHIBIT A

                                   OMI CORP.

                             1995 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

     1. Purpose of the Plan. The purpose of the OMI Corp. 1995 Stock Option Plan for Non-Employee Directors (the "Plan") is to aid OMI Corp. (the "Company") in securing for the Company and its stockholders the benefits of having experienced and highly qualified persons who are not and have never been employees of the Company or any of its Subsidiaries or affiliates become and remain members of the Board of Directors (the "Board") of the Company and to provide to such persons the benefits of the incentive inherent in common stock ownership.

     2. Stock Subject to Plan. The stock which may be issued and sold under the Plan shall be the Common Stock (par value $0.50 per share) of the Company, of a total number not exceeding 300,000 shares, subject to adjustment as provided in
Section 9. The stock to be issued may be either authorized and unissued shares or issued shares acquired by the Company. Each stock option granted pursuant to the Plan is referred to herein as an "Option." In the event that Options granted under the Plan shall terminate or expire without being exercised in whole or in part, new Options may be granted covering the shares not purchased under such lapsed Options.

     3. Eligibility. Each member of the Board shall be eligible to receive Options in accordance with the terms of the Plan, provided he or she, as of the date of a granting of an Option, (i) is not and has not been an employee of the Company or any of its Subsidiaries or affiliates and (ii) is otherwise not eligible for selection to participate in any plan of the Company or any of its Subsidiaries or affiliates that entitles the participant therein to acquire securities or derivative securities of the Company. Each member of the Board who receives an option hereunder is referred to herein as an "Optionee." As used in the Plan, "Subsidiary" means any corporation in which the Company, directly or indirectly, controls 50% or more of the total combined voting power of all classes of such corporation's stock.

     4. Option Grants. (a) Subject to the maximum number of shares which may be purchased pursuant to the exercise of Options, as set forth in Section 2 (as such number may be adjusted pursuant to the provisions of Section 9), and to the approval of the Plan by the stockholders of the Company, an Option to purchase, in the manner and subject to the terms and conditions hereinafter provided, 30,000 shares of the Common Stock of the Company shall be and hereby is granted, without further action by the Board, as of the close of business on April 13, 1995, that being the date on which the Plan was authorized and adopted by the Board subject to the conditions aforesaid, to each person who is serving as an eligible director of the Company on such date. Should the Plan not be approved by the stockholders of the Company as aforesaid each Option theretofore granted shall be deemed to have been null and void ab initio.

     (b) Each person who subsequent to April 13, 1995, first becomes an eligible director of the Company shall (i) on the date of the Annual or Special Meeting of Stockholders of the Company at which he or she is first elected to the Board by vote of the stockholders, or
(ii) on the date of appointment to the Board with respect to a director appointed to the Board by the Board to fill a vacancy on the Board, however occurring, whether by the death, resignation or removal of any director, any increase in the number of directors comprising the Board, or otherwise, shall, by reason of such election or appointment and without further action by the Board, be granted as of the close of business on said date an Option to purchase, in the manner and subject to the terms and conditions herein provided and to the extent such number of shares remain available for such purpose hereunder, 30,000 shares of the Common Stock of the Company. In the event that the number of shares available for grants under the Plan is insufficient to make all grants hereby specified on the applicable date, then all those who become entitled to a grant on such date shall share ratably in the number of shares then available for grant under the Plan.

     (c) It is understood that the Board may, at any time and from time to time after the granting of an Option hereunder, specify such additional terms, conditions and restrictions with respect to such Option as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws, including, but not limited to, terms, restrictions and conditions for compliance with federal and state securities laws and methods of withholding or providing for the payment of required taxes.

     5. General Terms and Conditions of Options. Each Option granted under the Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions:

     (a) The Option exercise price with respect to that portion of the shares of Common Stock covered by the Option which become exercisable on the first anniversary date of the grant of the Option (the "Initial Exercise Price") shall be the higher of: (i) the fair market value (the "Fair Market Value") of the Common Stock on the date the Option is granted, which shall be the average of the highest and lowest sale prices of the Common Stock on the date of grant as reported on the New York Stock Exchange Composite Transactions Tape or, if no sale of the Common Stock is reported for such date, on the next preceding day for which there is a reported sale or (ii) the average of the Fair Market Values of the Common Stock for each of the 10 days ending on the date the Option is granted. The Option exercise price with respect to that portion of the shares of Common Stock covered by the Option which first become exercisable on the second anniversary date of the grant of the Option (the "Second Exercise Price") shall be equal to the Initial Exercise Price plus 15% of the Initial Exercise Price. The Option exercise price with respect to that portion of the shares of Common Stock covered by the Option which first become exercisable on the third anniversary date of the grant of the Option shall be equal to the Second Exercise Price plus 15% of the Second Exercise Price.

     (b) Each Option granted pursuant to the Plan shall be evidenced by an Option Agreement. The Option Agreement shall not be a precondition to the granting of Options; however, no person shall have any rights under any Option granted under the Plan unless and until the Optionee to whom such Option shall have been granted shall have executed and delivered to the Company an Option Agreement. A fully executed original of the Option Agreement shall be provided to both the Company and the Optionee.

     (c) All Options shall be nonstatutory stock options not intended to qualify as stock options entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     (d) Options shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

     (e) Each Option shall be subject to the following restrictions on exercise:

          (i) The Option is not immediately exercisable. Except in the event of the Optionee's death, an Option shall not be exercisable, in whole or in part, prior to the expiration of one (1) year from the date of grant or after the expiration of ten years from the date the Option was granted. In no event may an Option be exercised prior to the expiration of six (6) months from the date of grant. To the extent that an Option is not exercised within the ten-year period of exercisability, it shall expire as to the then unexercised part.

          (ii) Subject to Sections 5(e)(i), 6 and 7, one-third of the total number of shares of Common Stock covered by the Option (as such number may be adjusted pursuant to the provisions of Section 9) shall become exercisable on the first anniversary date of the grant of the Option, and an additional one-third of said initial total number of shares shall become cumulatively exercisable on each of the two succeeding anniversary dates of the grant date.

          (iii) An Option shall not be exercisable with respect to a fractional share or with respect to the lesser of fifty (50) shares or the full number of shares then subject to the Option.

          (iv) Except as provided in Section 6, an Option shall not be exercisable in whole or in part unless the Optionee, at the time the Optionee exercises the Option, is, and has been at all times since the date of grant of the Option, a director of the Company.

          (v) An Option may only be exercised by delivery of written notice of the exercise to the Company specifying the number of shares to be purchased and by making payment in full for the shares of Common Stock being acquired thereunder at the time of exercise (including applicable withholding taxes, if any); unless the Option Agreement shall otherwise provide, such payment shall be made

               (A) in United States dollars by check or bank draft, or

               (B) by tendering to the Company Common Stock shares already owned for at least six (6) months by the person exercising the Option, which may include shares received as the result of a prior exercise of an Option, and having a fair market value equal to the cash exercise price applicable to such Option, such fair market value to be the average of the high and low sales prices of a Common Stock share on the date of exercise as reported on the New York Stock Exchange Composite Transactions Tape, or, if there is no trading of the Common Stock on said Exchange on the date in question, on the next preceding day for which there is a reported sale, or

               (C) by a combination of United States dollars and Common Stock shares as aforesaid, or

               (D) in accordance with a cashless exercise program under which, if so instructed by the Optionee, shares of Common Stock may be issued directly to the Optionee's broker or dealer upon receipt of the purchase price in cash from the broker or dealer.

          (vi) If at any time the Board shall determine, in its discretion, that the listing, registration or qualification of shares upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares hereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board in the exercise of its reasonable judgment.

     6. Termination of Service. An Option shall terminate upon the termination, for any reason, of the Optionee's directorship with the Company, and no shares may thereafter be purchased under such Option except as follows:

     (a) Upon retirement as a director of the Company after six (6) years of service, except if such retirement occurs during the calendar year ended December 31, 1995, each unexpired Option held by the Optionee shall, to the extent otherwise exercisable on such date, remain exercisable, in whole or in part, for a period of three (3) years following such retirement.

     (b) Upon termination of service as a director of the Company by reason of death or disability each unexpired Option held by the Optionee, or in the case of death, the Optionee's executors, administrators, heirs or distributees, as the case may be, shall become immediately exercisable and shall remain exercisable, in whole or in part, for a period of one (1) year after such termination. Disability shall mean an inability as determined by the Board to perform duties and services as a director of the Company by reason of a medically determinable physical or mental impairment, supported by medical evidence, which can be expected to last for a continuous period of not less than six (6) months.

     In the event any Option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased Optionee, the Company shall be under no obligation to issue Common Stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representative of the deceased Optionee's estate or the proper legatees or distributees thereof.

     In no event, however, may an Option be exercised (i) prior to the expiration of six (6) months from the date of grant, or (ii) after ten (10) years from the date it was granted.

     7. Change in Control. (a) Notwithstanding other provisions of the Plan, but subject to Section 6 and 7(c), in the event of a change in control of the Company, (i) all of the Optionee's then outstanding Options shall immediately become exercisable, unless directed otherwise by a resolution by the Board adopted prior to and specifically relating to the occurrence of such change in control, and (ii) each Optionee shall have the right within one (1) year after such event to exercise the Option in full notwithstanding any limitation or restriction in any Option Agreement or in the Plan.

     (b) For purposes of this Section 7, a "change in control" shall mean a change in control with respect to the Company, occurring on or after April 13, 1995, that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on April 13, 1995, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred at such time as any "person" (as defined in Section 3(9) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of 20% or more of the securities of the Company which are entitled to vote. Notwithstanding anything aforesaid to the contrary, a change in control with respect to the Company shall be deemed to have occurred if individuals who constitute the Board on April 13, 1995, cease for any reason to constitute at least a majority of the Board.

     (c) In no event, however, may any Option be exercised (i) prior to the expiration of six (6) months from the date of grant, or (ii) after ten (10) years from the date it was granted.

     8. Purchase for Investment. (a) Except as hereafter provided, the holder of an Option shall, upon any exercise thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and represents and agrees that any subsequent offer for sale or distribution of any of such shares shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (a) issuances by the Company so long as the shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (b) reofferings of shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

     (b) The Company may endorse such legend or legends upon the certificates for shares issued upon exercise of an Option granted hereunder and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as, in its discretion, it determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act.

     9. Adjustment in the Event of Change in Stock. In the event of changes in the outstanding Common Stock of the Company by reason of stock dividend, reverse split, subdivision, recapital-ization, merger (whether or not the Company is the surviving corporation), consolidation, split-up, combination or exchange of shares, reorganization or liquidation, extraordinary dividend payable in cash or property, and the like, the aggregate number and class of shares available under the Plan, and the number, class and the price of shares of Common Stock subject to outstanding Options shall be appropriately adjusted by the Board, whose determination shall be conclusive.

     10. Administration. The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of all Option Agreements. The Board shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the secretary or any other officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except as may expressly be provided by statute.

     11. Miscellaneous Provisions. (a) Except as expressly provided for in the Plan, no director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any eligible director any right to be retained in the service of the Company as a director or otherwise.

     (b) An Optionee's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of an Optionee's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

     (c) It shall be a condition to the obligation of the Company to issue shares of Common Stock upon exercise of an Option that the Optionee (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount, in cash and/or Common Stock, as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes; provided, however, that such withholding obligation may be met by the withholding of Common Stock otherwise deliverable to the Optionee in accordance with such procedures as may be adopted by the Board; provided, further, however, the amount of Common Stock so withheld shall not exceed the minimum required withholding obligation. If the amount requested is not paid, the Company may refuse to issue the shares of Common Stock.

     (d) The expenses of the Plan shall be borne by the Company.

     (e) The Plan shall be unfunded. Neither the Company nor the Board shall be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares upon exercise of any Option under the Plan and issuance of shares upon exercise of Options shall be subordinate to the claims of the Company's general creditors. Proceeds from the sale of shares pursuant to Options however shall constitute general funds of the Company. Neither the Company, a Subsidiary or the Board shall be deemed to be a trustee of any amounts to be paid under the Plan.

     (f) By accepting any Option or other benefit under the Plan, each Optionee and each person claiming under or through such person shall be conclusively deemed to have indicated his acceptance and ratification, and consent to, any action taken under the Plan by the Company or the Board.

     (g) An Optionee shall have no voting rights or other rights of stockholders with respect to shares which are subject to an Option, nor shall cash dividends accrue or be payable with respect to any such shares.

     (h) The Plan shall be governed by and construed in accordance with the laws of the State of New York.

     (i) No fractional shares shall be issued upon the exercise of an Option. If a fractional share shall become subject to an Option by reason of a stock dividend or otherwise, the Optionee shall not be entitled to exercise the Option with respect to such fractional share.

     12. Amendment or Discontinuance. The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable including, but not limited to amendments necessary to qualify for any exemption or to comply with applicable law or regulations, provided, however, that except as provided in Section 9 above, the Board may not, without further approval by the stockholders of the Company, increase the maximum number of shares of Common Stock as to which Options may be granted under the Plan, increase the number of shares subject to an Option, reduce the Option exercise price described in
Section 5(a), extend the period during which Options may be granted or exercised under the Plan or change the class of persons eligible to receive Options under the Plan; it being the intent to include in this proviso any amendment that would have the effect of materially increasing the benefits accruing to Optionees under the Plan, and provided, further, that the Plan provisions affecting the amount of Common Stock to be awarded eligible directors, the timing of those awards or the determination of those eligible to receive such awards may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Notwithstanding the proviso to the immediately preceding sentence, to the extent that, in the opinion of counsel to the Company, stockholder approval of an amendment to the Plan is not required under the Exchange Act (including the rules and regulations promulgated thereunder), in order for the Options under the Plan to continue to be exempt from the operation of Section 16(b) of the Exchange Act, such amendment may be made by the Board acting alone. No amendment of the Plan shall materially and adversely affect any right of any Optionee with respect to any Option theretofore granted without such Optionee's written consent.

     13. Limits of Liability. (a) Any liability of the Company to any participant with respect to an Option award shall be based solely upon contractual obligations, if any, created by the Plan and the Option Agreement.

     (b) Neither the Company nor any member of the Board, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

     14. Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:

     (a) upon the adoption of a resolution of the Board terminating the Plan;

     (b) the date all shares of Common Stock subject to the Plan are purchased according to the Plan's provisions; or

     (c) ten years from the date of adoption of the Plan by the Board of Directors.

     No such termination of this Plan shall affect the rights of any Optionee hereunder and all Options previously granted hereunder shall continue in force and in operation after termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the Plan.

                                                                       EXHIBIT B

                                   OMI CORP.
                           1995 EQUITY INCENTIVE PLAN

     1. Purpose. The purpose of the OMI Corp. 1995 Equity Incentive Plan (the "Plan") is to maintain the ability of OMI Corp. (the "Company") and its subsidiaries to attract and retain highly qualified and experienced employees and to give such employees a continued proprietary interest in the success of the Company and its subsidiaries. Pursuant to the Plan, such employees will be offered the opportunity to acquire common stock through the grant of options, stock appreciation rights in tandem with such options, the award of restricted stock under the Plan, bonuses payable in stock or a combination thereof. Unless the context clearly indicates otherwise, references herein to "option" or "options" shall include any tandem stock appreciation right that may be granted in connection with such option or options in accordance with Paragraph 6(f) hereof.

     As used herein, the term "subsidiary" shall mean any present or future corporation which is or would be a "subsidiary corporation" of the Company as the term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). References to the "Exchange Act" are to the Securities Exchange Act of 1934, as it may be amended from time to time.

     2. Administration of the Plan. The Plan shall be administered by a compensation committee (the "Committee") as appointed from time to time by the Board of Directors of the Company (the "Board"), which Committee shall consist of not less than three (3) members of the Board. No member of the Committee shall be eligible to be granted options or awarded restricted stock or bonuses payable in stock under the Plan. No member of the Board shall be appointed to the Committee who has been granted an option or awarded restricted stock or bonuses payable in stock under the Plan within one year prior to appointment. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum shall constitute action by the Committee.

     In administering the Plan, the Committee may adopt rules and regulations for carrying out the Plan. The interpretation and decision with regard to any question arising under the Plan made by the Committee shall be final and conclusive on all employees of the Company and its subsidiaries participating or eligible to participate in the Plan. The Committee may consult with counsel, who may be of counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel. The Committee shall determine the employees to whom, and the time or times at which, grants or awards shall be made and the number of shares to be included in the grants or awards. Within the limitations of the Plan, the number of shares for which options will be granted from time to time and the periods for which the options will be outstanding will be determined by the Committee.

     Each option or stock or other awards granted pursuant to the Plan shall be evidenced by an Option Agreement or Award Agreement (the "Agreement"). The Agreement shall not be a precondition to the granting of options or stock or other awards; however, no person shall have any rights under any option or stock or other awards granted under the Plan unless and until the person to whom such option or stock or other award shall have been granted shall have executed and delivered to the Company an Agreement. The Committee shall prescribe the form of all Agreements. A fully executed original of the Agreement shall be provided to both the Company and the recipient of the grant or award.

     3. Shares of Stock Subject to the Plan. The total number of shares that may be optioned or awarded under the Plan is 1,000,000 shares of the $0.50 par value common stock of the Company (the "Common Stock") except that said number of shares shall be adjusted as provided in Paragraph 13. No employee shall receive, over the term of the Plan, awards of restricted stock for more than 150,000 shares of Common Stock or awards in the form of options, whether incentive stock options or options other than incentive stock options, to purchase more than 150,000 shares of Common Stock. Any shares subject to an option which for any reason expires or is terminated unexercised and any restricted stock which is forfeited may again be optioned or awarded under the Plan; provided, however, that forfeited shares shall not be available for further awards if the employee has realized any benefits of ownership from such shares. Shares subject to the Plan may be either authorized and unissued shares or issued shares acquired by the Company or its subsidiaries.

     4. Eligibility. Key salaried employees, including officers, of the Company and its subsidiaries (but excluding non-employee directors) are eligible to be granted options and awarded restricted stock under the Plan and to have their bonuses payable in stock. The employees who shall receive awards or options under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, which may be based upon information furnished to the Committee by the Company's management, and the Committee shall determine, in its sole discretion, the number of shares to be covered by the award or awards and by the option or options granted to each such employee selected. Such key salaried employees who are selected to participate in the Plan shall be referred to collectively herein as "Participants."

     5. Duration of the Plan. No award or option may be granted under the Plan more than ten years from the date the Plan is adopted by the Board or the date the Plan receives shareholder approval, whichever is earlier, but awards or options theretofore granted may extend beyond that date.

     6. Terms and Conditions of Stock Options. All options granted under this Plan shall be either incentive stock options, as defined in Section 422 of the Code, or options other than incentive stock options. Each such option shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine.

          (a) The option price per share shall be determined by the Committee. However, subject to Paragraph 6(k), the option price of incentive stock options and other than incentive stock options shall not be less than 100% of the fair market value of a share of Common Stock at the time the option is granted. For purposes of the Plan, the fair market value shall be the mean between the highest and lowest prices at which the Common Stock is traded on the New York Stock Exchange or any successor thereto on the relevant date. If there is no sale of the Common Stock on such exchange on the date the option is granted, the mean between the bid and asked prices on such exchange at the close of the market on such date shall be deemed to be the fair market value of the Common Stock.

          (b) Each option shall be exercisable pursuant to the attainment of such performance goals and/or during and over such period ending not later than ten years from the date it was granted, as may be determined by the Committee and stated in the Agreement. In no event may an option be exercised more than 10 years from the date the option was granted.

          (c) Unless otherwise provided in the Agreement, no option shall be exercisable within six months from the date of the granting of the option. An option shall not be exercisable with respect to a fractional share of Common Stock or with respect to the lesser of fifty (50) shares or the full number of shares then subject to the option. No fractional shares of Common Stock shall be issued upon the exercise of an option. If a fractional share of Common Stock shall become subject to an option by reason of a stock dividend or otherwise, the optionee shall not be entitled to exercise the option with respect to such fractional share.

          (d) Each option shall state whether it will or will not be treated as an incentive stock option.

          (e) Each option may be exercised by giving written notice to the Company specifying the number of shares to be purchased, which shall be accompanied by payment in full including, if required by applicable law, taxes, if any. Payment, except as provided in the Agreement, shall be

               (A) in United States dollars by check or bank draft, or

               (B) by tendering to the Company Common Stock shares already owned for at least six months by the person exercising the option, which may include shares received as the result of a prior exercise of an option, and having a fair market value, as determined in accordance with Paragraph 6(a), on the date on which the option is exercised equal to the cash exercise price applicable to such option, or

               (C) by a combination of United States dollars and Common Stock shares as aforesaid, or

               (D) in accordance with a cashless exercise program established by the Committee in its sole discretion under which either (A) if so instructed by the optionee, shares may be issued directly to the optionee's broker or dealer upon receipt of the purchase price in cash from the broker or dealer, or (B) shares may be issued by the Company to an optionee's broker or dealer in consideration of such broker's or dealer's irrevocable commitment to pay to the Company that portion of the proceeds from the sale of such shares that is equal to the exercise price of the option(s) relating to such shares, or

               (E) in such other manner as permitted by the Committee at the time of grant or thereafter.

          No optionee shall have any rights to dividends or other rights of a shareholder with respect to shares of Common Stock subject to his or her option until he or she has given written notice of exercise of his or her option and paid in full for such shares.

          (f) Notwithstanding the foregoing, the Committee may, in its sole discretion, grant to a grantee of an option the right (hereinafter referred to as a "stock appreciation right") to elect, in the manner described below, in lieu of exercising his or her option for all or a portion of the shares of Common Stock covered by such option, to relinquish his or her option with respect to any or all of such shares and to receive from the Company a payment having a value equal to the amount by which (a) the fair market value, as determined in accordance with Paragraph 6(a), of a share of Common Stock on the date of such election, multiplied by the number of shares as to which the grantee shall have made such election, exceeds (b) the total exercise price for that number of shares of Common Stock under the terms of such option; provided, however, that to the extent that a stock appreciation right is exercised by a Participant who is or may be subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the ten-day election period described in Rule 16b-3(e) of the Exchange Act, the amount described in Paragraph 6(f)(a) next above shall be equal to the highest fair market value of the shares of Common Stock during such ten-day election period. A stock appreciation right shall be exercisable at the time the tandem option is exercisable, and the "expiration date" for the stock appreciation right shall be the expiration date for the tandem option. A grantee who makes such an election shall receive payment in the sole discretion of the Committee (i) in cash equal to such excess; or (ii) in the nearest whole number of shares of Common Stock of the Company having an aggregate fair market value, as determined in accordance with Paragraph 6(a), which is not greater than the cash amount calculated in (i) above; or (iii) a combination of (i) and (ii) above. A stock appreciation right may be exercised only when the amount described in (a) above exceeds the amount described in (b) above. An election to exercise stock appreciation rights shall be deemed to have been made on the day written notice of such election, addressed to the Committee, is received at the Company's offices at 90 Park Avenue, New York, New York 10016. An option or any portion thereof with respect to which a grantee has elected to exercise the stock appreciation rights described above shall be surrendered to the Company and such option shall thereafter remain exercisable according to its terms only with respect to the number of shares as to which it would otherwise be exercisable, less the number of shares with respect to which stock appreciation rights have been exercised. The grant of a stock appreciation right shall be evidenced by such form of Agreement as the Committee may prescribe. The Agreement evidencing stock appreciation rights shall be personal and will provide that the stock appreciation rights will not be transferable by the grantee otherwise than by will or the laws of descent and distribution and that they will be exercisable, during the lifetime of the grantee, only by him or her.

          (g) Except as provided in the Agreement, an option may be exercised only if at all times during the period beginning with the date of the granting of the option and ending on the date of such exercise, the grantee was an employee of either the Company or of a subsidiary of the Company or of another corporation referred to in Section 421(a)(2) of the Code. The Agreement shall provide whether, and if so, to what extent, an option may be exercised after termination of continuous employment, but any such exercise shall in no event be later than the termination date of the option. If the grantee should die, or become permanently disabled as determined by the Committee in accordance with the Agreement, at any time when the option, or any portion thereof, shall be exercisable by him or her, the option will be exercisable within a period provided for in the Agreement, by the optionee or person or persons to whom his or her rights under the option shall have passed by will or by the laws of descent and distribution, but in no event at a date later than the termination of the option. The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it.

          (h) The option by its terms shall be personal and shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution as provided in Paragraph 6(g) above. During the lifetime of an optionee, the option shall be exercisable only by the optionee. In the event any option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased optionee as provided in Paragraph 6(g) above, the Company shall be under no obligation to issue Common Stock thereunder unless and until the Company is satisfied that the person or persons exercising the option are the duly appointed legal representative of the deceased optionee's estate or the proper legatees or distributees thereof.

          (i) Notwithstanding any intent to grant incentive stock options, an option granted will not be considered an incentive stock option to the extent that it together with any earlier incentive stock options permits the exercise for the first time in any calendar year of more than $100,000 in value of Common Stock (determined at the time of grant).

          (j) The Committee may, but need not, require such consideration from an optionee at the time of granting an option as it shall determine, either in lieu of, or in addition to, the limitations on exercisability provided in Paragraph 6(e).

          (k) No incentive stock option shall be granted to an employee who owns or would own immediately before the grant of such option, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. This restriction does not apply if, at the time such incentive stock option is granted, the option price is at least 110% of the fair market value of one share of Common Stock, as determined in accordance with Paragraph 6(a), on the date of grant and the incentive stock option by its terms is not exercisable after the expiration of five years from the date of grant.

          (l) An option and any Common Stock received upon the exercise of an option shall be subject to such other transfer restrictions and/or legending requirements that are specified in the Agreement.

     7. Terms and Conditions of Restricted Stock Awards. All awards of restricted stock under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine.

          (a) Awards of restricted stock may be in addition to or in lieu of option grants.

          (b) During a period set by, and/or until the attainment of particular performance goals based upon criteria established by, the Committee at the time of each award of restricted stock (the "restriction period") as specified in the Agreement, the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the Agreement permits, to pay the option price of any option granted under the Plan provided an equal number of shares delivered to the recipient shall carry the same restrictions as the shares so used.

          (c) If so provided in the Agreement, shares of restricted stock shall become free of all restrictions if (i) the recipient dies, (ii) the recipient's employment terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires under specific circumstances set forth in the Agreement, or (iv) there is a "change in control" of the Company (as defined in the Agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. If the Committee determines that any such recipient is not permanently disabled, the restricted stock held by such recipient shall be forfeited and revert to the Company.

          (d) Unless and to the extent otherwise provided in the Agreement in accordance with Paragraph 7(c) hereof, shares of restricted stock shall be forfeited and revert to the Company upon the recipient's termination of employment during the restriction period, except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interest of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient.

          (e) Stock certificates for restricted stock shall be registered in the name of the recipient but shall be appropriately legended and returned to the Company by the recipient, together with a stock power, endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

          (f) Restricted stock shall become free of the foregoing restrictions upon expiration of the applicable restriction period and the Company shall then deliver Common Stock certificates evidencing such stock to the recipient.

          (g) Restricted stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legending requirements that are specified in the Agreement.

     8. Bonuses Payable in Stock. In lieu of cash bonuses otherwise payable under the Company's or applicable subsidiary's compensation practices to employees eligible to participate in the Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in Common Stock or partly in Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date in accordance with Paragraph 6(a).

     9. Change in Control. (a) In the event of a change in control of the Company, as defined by the Committee in the Agreement, the Committee may, in its sole discretion, provide that any of the following applicable actions be taken as a result, or in anticipation, of any such event to assure fair and equitable treatment of Participants:

          (i) accelerate restriction periods for purposes of vesting in, or realizing gain from, any outstanding option or shares of restricted stock awarded pursuant to this Plan;

          (ii) offer to purchase any outstanding option or shares of restricted stock made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Committee, as of the date of the change in control; or

          (iii) make adjustments or modifications to outstanding options or with respect to restricted stock as the Committee deems appropriate to maintain and protect the rights and interests of the Participants following such change in control.

     Any such action approved by the Board shall be conclusive and binding on the Company, its subsidiaries and all Participants.

     (b) In no event, however, may (i) any option be exercised prior to the expiration of six (6) months from the date of grant (unless otherwise provided for in the Agreement), or (ii) any option be exercised after ten (10) years from the date it was granted.

     10. Transfer, Leave of Absence. For the purpose of the Plan: (a) a transfer of an employee from the Company to a subsidiary or affiliate of the Company, whether or not incorporated, or vice versa, or from one subsidiary or affiliate of the Company to another, and (b) a leave of absence, duly authorized in writing by the Company or a subsidiary or affiliate of the Company, shall not be deemed a termination of employment.

     11. Rights of Employees. (a) No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and the Agreement.

     (b) Nothing contained in the Plan or Agreement shall be deemed to give any employee the right to be retained in the service of the Company or its subsidiaries.

     12. Tax Withholding Obligations. (a) If required by applicable law, the payment of taxes, upon the exercise of an option pursuant to Paragraph 6(e) or a stock appreciation right pursuant to Paragraph 6(f), shall be in cash at the time of exercise or on the applicable tax date under Section 83 of the Code, if later; provided, however, tax withholding obligations may be met by the withholding of Common Stock otherwise deliverable to the optionee pursuant to procedures approved by the Committee; provided, further, however, the amount of Common Stock so withheld shall not exceed the minimum required withholding obligation.

     (b) If required by applicable law, recipients of restricted stock, pursuant to Paragraph 7, shall be required to pay taxes to the Company upon the expiration of restriction periods or such earlier dates as elected pursuant to
Section 83 of the Code; provided, however, tax withholding obligations may be met by the withholding of Common Stock otherwise deliverable to the recipient pursuant to procedures approved by the Committee. If tax withholding is required by applicable law, in no event shall Common Stock be delivered to any awardee until he has paid to the Company in cash the amount of such tax required to be withheld by the Company or has elected to have his withholding obligations met by the withholding of Common Stock in accordance with the procedures approved by the Committee or otherwise entered into an agreement satisfactory to the Company providing for payment of withholding tax.

     (c) The Company shall first withhold from any cash bonus described in Paragraph 8, an amount of cash sufficient to meet its tax withholding obligations before the amount of Common Stock paid in accordance with Paragraph 8 is determined.

     13. Changes in Capital. Upon changes in the outstanding Common Stock by reason of a stock dividend, stock split, reverse split, subdivision, recapitalization, merger, consolidation (whether or not the Company is a surviving corporation), an extraordinary dividend payable in cash or property, combination or exchange of shares, separation, reorganization or liquidation, the aggregate number and class of shares available under the Plan as to which stock options and restricted stock may be awarded, the number and class of shares under (i) each option and the option price per share and (ii) each award of restricted stock shall, in each case, be correspondingly adjusted by the Committee, such adjustments to be made in the case of outstanding options without change in the total price applicable to such options.

     14. Miscellaneous Provisions. (a) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares or the payment of cash upon exercise of any option or stock appreciation right under the Plan. Proceeds from the sale of shares of Common Stock pursuant to options granted under this Plan shall constitute general funds of the Company. The expenses of the Plan shall be borne by the Company.

     (b) It is understood that the Committee may, at any time and from time to time after the granting of an option or the award of restricted stock or bonuses payable in Common Stock hereunder, specify such additional terms, conditions and restrictions with respect to such option or stock as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws, including, but not limited to, terms, restrictions and conditions for compliance with federal and state securities laws and methods of withholding or providing for the payment of required taxes.

     (c) If at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of shares of Common Stock upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Common Stock hereunder, no option may be exercised or restricted stock or stock bonus may be transferred in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

     (d) By accepting any benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated his acceptance and ratification, and consent to, any action taken under the Plan by the Committee, the Company or the Board.

     (e) The Plan shall be governed by and construed in accordance with the laws of the State of New York.

     15. Limits of Liability. (a) Any liability of the Company or a subsidiary of the Company to any Participant with respect to any option or award shall be based solely upon contractual obligations created by the Plan and the Agreement.

     (b) Neither the Company nor a subsidiary of the Company, nor any member of the Committee or the Board, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

     16. Amendments and Termination. The Board may, at any time, amend, alter or discontinue the Plan; provided, however, no amendment, alteration or discontinuation shall be made which, without the approval of the shareholders, would:

          (a) except as is provided in Paragraph 13, increase the maximum number of shares of Common Stock reserved for the purpose of the Plan;

          (b) except as is provided in Paragraph 13, decrease the option price of an option to less than 100% of the fair market value, as determined in accordance with Paragraph 6(a), of a share of Common Stock on the date of the granting of the option;

          (c) change the class of persons eligible to receive an award of restricted stock, options or bonuses payable in Common Stock under the Plan; or

          (d) extend the duration of the Plan.

     The Committee may amend the terms of any award of restricted stock or option theretofore granted, retroactively or prospectively, but no such amendment shall impair the rights of any holder without his or her written consent.

     17. Duration. The Plan shall be adopted by the Board as of the date on which it is approved by a majority of the Company's stockholders, which approval must occur within the period ending twelve months after the date the Plan is adopted. The Plan shall terminate upon the earlier of the following dates or events to occur:

          (a) upon the adoption of a resolution of the Board, terminating the Plan; or

          (b) the date all shares of Common Stock subject to the Plan are purchased according to the Plan's provisions; or

          (c) ten years from the date of adoption of the Plan by the Board.

     No such termination of the Plan shall affect the rights of any Participant hereunder and all options previously granted and restricted stock and stock bonuses awarded hereunder shall continue in force and in operation after the termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the Plan.

                                                                          [LOGO]

                                                                       OMI CORP.

                                                                       Notice of
                                                                  Annual Meeting
                                                                             and
                                                                 Proxy Statement



                                                                  Annual Meeting
                                                                 of Stockholders
                                                                    May 23, 1995
                                                                       9:15 A.M.
                                                                    The New York
                                                                  Helmsley Hotel
                                                            212 East 42nd Street
                                                                    New York, NY

                                    APPENDIX
                    (Pursuant to Rule 304 of Regulation S-T)

1. Page 14 contains a description in tabular form of a graph entitled "Stockholder Return Performance Graph" which represents the comparison of the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Dow Jones Equity Market Index and the Dow Jones Marine Transportation Index for the period of five years commencing December 31, 1989 and ending December 31, 1994, which graph is contained in the paper format of this Proxy Statement being sent to Stockholders.

                                   OMI CORP.

               This proxy is solicited by the Board of Directors

     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned stockholder of OMI CORP. (the "Corporation") does hereby constitute and appoint JACK GOLDSTEIN, MICHAEL KLEBANOFF and FREDRIC S. LONDON, and each of them, attorneys and proxies with full power of substitution to each, for and in the name of the undersigned and with all the powers the undersigned would possess if personally present, to vote all the shares of Common Stock of the undersigned in the Corporation at the Annual Meeting of Stockholders of the Corporation, to be held at The New York Helmsley Hotel, Knickerbocker Suite, Salon D, third floor, 212 East 42nd Street, New York, New York on Tuesday, May 23, 1995 at 9:15 A.M., on all matters as may properly come before the meeting, as set forth in the Notice of Annual Meeting of Stockholders, dated April 18, 1995 and at any and all adjournments thereof.

     The Board of Directors recommends that stockholders vote for the election of the nominees for directors, for the ratification of the appointment of Deloitte & Touche LLP as auditors, for the adoption of the 1995 Stock Option Plan for Non-Employee Directors and for the adoption of the 1995 Equity Incentive Plan. If no specification is made as to any proposal, the shares will be voted for the election of the nominees for directors, for the ratification of the appointment of Deloitte & Touche LLP as auditors, for the adoption of the 1995 Stock Option Plan for Non-Employee Directors and for the adoption of the 1995 Equity Incentive Plan.

                (Continued and to be signed on the reverse side)

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no such directions are given with respect to all or some items, as to such items, this Proxy will be voted FOR Proposals 1, 2, 3 and 4.

[X] Please mark your votes like this in blue or black ink

                                     ----------
                                       COMMON

The Board of Directors recommends a vote FOR all nominees in Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4.

Proposal 1: FOR election of the following three Class III directors for a three-year term, each to hold office until his successor shall be elected and qualified: Jack Goldstein, Steven D. Jellinek and Craig H. Stevenson, Jr.

                                              WITHHOLD
                                             AUTHORITY
                                              to vote
                            FOR           for all nominees
                            [ ]                [ ]

Proposal 2: RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS AUDITORS
     OF THE CORPORATION FOR THE YEAR 1995.

                  FOR              AGAINST          ABSTAIN
                  [ ]                [ ]              [ ]


Proposal 3: FOR the adoption of the 1995 Stock Option Plan for Non-Employee
     Directors.

                  FOR              AGAINST          ABSTAIN
                  [ ]                [ ]              [ ]


Proposal 4: FOR the adoption of the 1995 Equity Incentive Plan.

                  FOR              AGAINST          ABSTAIN
                  [ ]                [ ]              [ ]

I PLAN TO ATTEND MEETING  [ ]

(To withhold authority to vote for any individual nominee, print that nominee's name below).

- ----------------------------------

Signature(s)________________________________________       Date_____________

NOTE: Please mark, date, and sign your name as it appears hereon and return in the enclosed envelope. When signing as an attorney, executor, administrator, trustee or guardian, please give title as such. If signer is a corporation, please sign full corporate name by authorized officer and attach corporate seal. For joint accounts, each joint owner should sign.